LITMAN GREGORY FUNDS TRUST (the “Trust”)

iMGP SBH Focused Small Value Fund

Supplement dated February 29, 2024 to the Prospectus dated April 28, 2023, as supplemented

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The Board of Trustees of the Trust have approved the following changes to the iMGP SBH Focused Small Value Fund (the “Fund”): 1) a change in the name of the Fund to the iMGP Small Company Fund; and 2) modifications to the Fund’s principal investment strategies to no longer invest primarily in value companies as part of its 80% investment policy. The Fund’s new 80% investment policy is as follows: Under normal market conditions, the iMGP Small Company Fund invests at least 80% of its net assets, in securities of small-sized U.S. companies, as measured by market capitalization at the time of acquisition. The change in the name of the Fund to the iMGP Small Company Fund and the change to the Fund’s principal investment strategies will become effective in 60 days. The Fund’s revised investment policies and strategies will be set forth in a new prospectus.

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This Supplement and the existing Prospectus and Statement of Additional Information (“SAI”) each dated April 28, 2023 provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the U.S Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-800-960-0188. Please retain this Supplement for future reference.

LITMAN GREGORY FUNDS TRUST

Supplement dated February 29, 2024 to the

Prospectus and Statement of Additional Information (“SAI”)

of the Litman Gregory Funds Trust dated April 28, 2023, as supplemented

Notice to Existing and Prospective Shareholders of the iMGP SBH Focused Small Value Fund (the “Fund”):

Existing and prospective shareholders of the Fund should know that there are three important changes proposed for the Fund, as follows:

1)	The name of the Fund will change to the iMGP Small Company Fund,

2)	The Fund’s principal investment strategies will be revised to reflect that the Fund no longer invests primarily in value companies as part of its 80% investment policy, and

3)	Polen Capital Management, LLC is being added as a sub-advisor and Rayna Lesser Hannaway and Whitney Young Crawford, each of Polen Capital Management, LLC, are added as portfolio managers.

The Fund’s investment objective will remain the same. iM Global Partner Fund Management, LLC will continue to serve as the Fund’s investment advisor.

After these changes take effect, the following information will replace the section entitled “Summary Section – Principal Strategies” beginning on page 28 of the Prospectus dated April 28, 2023, as supplemented:

The Small Company Fund invests in the securities of smaller companies that the sub-advisors to the Fund (each a “manager” or “sub-advisor”) believe have strong appreciation potential. The Advisor believes that giving highly disciplined managers latitude in the types of stocks they can own can confer an advantage over managers who are more tightly constrained to an arbitrary “style box.” This belief underlays the premise of the Small Company Fund to give its sub-advisors broad flexibility but limit the sub-advisors to their highest-conviction ideas. The Advisor is responsible for recommending which sub-advisors to hire or remove. Before hiring a sub-advisor, the Advisor performs extensive due diligence. This includes quantitative and qualitative analysis, including (but not limited to) an evaluation of the investment process, the consistency of its execution and discipline; individual holdings; strategies employed, past mistakes, risk controls, team depth and quality; operations and compliance; and business focus and vision. The Advisor’s evaluation process includes review of literature and documents, quantitative historical performance evaluation, extensive discussions with members of the investment team and firm management and background checks through industry contacts.

There is no minimum or maximum allocation of the Small Company Fund’s portfolio assets to each sub-advisor. The Advisor is responsible for establishing the target allocation of Small Company Fund assets to each manager based on the Advisor’s goal of maintaining a balance of investment styles (growth, value, and blend) and may adjust the target allocations at its discretion. Market performance may result in allocation drift among the managers of the Small Company Fund. The Advisor is responsible for periodically rebalancing the portfolios, the timing and degree of which will be determined by the Advisor based on the amount of deviation from pre-established target allocation ranges and the Advisor’s assessment of market conditions and investment opportunities available to each sub-advisor. The Advisor monitors the individual portfolios managed by the sub-advisors to ensure that the overall portfolio does not include any unintentional over-weights to sectors, industries or individual securities. Under normal conditions, each sub-advisor manages a portion of the Small Company Fund’s assets by independently managing a portfolio typically composed of between 15 and 30 stocks (resulting in total Small Company Fund holdings of 30 to 60 different stocks). The target allocations to each sub-adviser are indicated in the following table:

Sub-Advisor	Target Asset Allocation	Investment Style
Polen Capital Management, LLC	50%	Growth
Segall Bryant & Hamill, LLC	50%	Value

Under normal market conditions, the Small Company Fund invests at least 80% of its net assets, in securities of small-sized U.S. companies, as measured by market capitalization at the time of acquisition. The Small Company Fund may focus its investments in certain sectors – including, but not limited to, the industrial sector – from time to time as a result of the implementation of the Small Company Fund’s investment strategy by the managers. The extent of the Fund’s focus on certain sectors will change over time and may shift to other sectors, based on the managers’ ongoing evaluation of the Fund’s holdings and of potential investments that meet the Fund’s investment mandate.

The Advisor defines a “small company” as one whose market capitalization is within the range of the market capitalizations of companies in the Russell 2000 Index. As of December 31, 2023, the range of market capitalizations of companies in the Russell 2000 Index was from approximately $16.95 million to $15.87 billion.

A sub-advisor may invest up to 15% of the Small Company Fund’s net assets in the securities of foreign companies, including those located in emerging markets. The Advisor defines an emerging market country as any country that is included in the MSCI Emerging Markets Index.

Generally, a security may be sold: (1) if the sub-advisor believes the security is overvalued; (2) if the sub-advisor’s view of the business fundamentals or management of the underlying company changes; (3) if a more attractive investment opportunity is found; (4) if general market conditions trigger a change in the sub-advisor’s assessment criteria; or (5) for other portfolio management reasons.

The Small Company Fund’s sub-advisors may trade their portfolios frequently.

In addition, the following information will replace the section entitled “Investment Objectives and Principal Investment Strategies” on page 48 of the Prospectus dated April 28, 2023, as supplemented

The Small Company Fund’s investment objective is to seek long-term growth of capital; that is, the increase in the value of your investment over the long term.

The Small Company Fund invests in the securities of smaller companies that the sub-advisors to the Small Company Fund (the “managers” or “sub-advisors”) believe have strong appreciation potential. Under normal market conditions, the Small Company Fund invests at least 80% of its net assets, in securities of small-sized U.S. companies, as measured by market capitalization at the time of acquisition. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs. Concentration of investments in certain sectors – including, but not limited to, the industrial sector – may occur from time to time as a result of the implementation of the Small Company Fund’s investment strategy by the managers. The industrial sector consists of companies that produce capital goods used in manufacturing, resource extraction and construction. The extent of the Fund’s focus on certain sectors will change over time and may shift to other sectors, based on the Sub-Advisor’s ongoing evaluation of the Fund’s holdings and of potential investments that meet the Fund’s investment mandate.

There is no minimum or maximum allocation of the Small Company Fund’s portfolio assets to each sub-advisor. The Advisor is responsible for establishing the target allocation of Small Company Fund assets to each manager based on the Advisor’s goal of maintaining a balance of investment styles (growth, value, and blend) and may adjust the target allocations at its discretion. Market performance may result in allocation drift among the managers of the Small Company Fund. The Advisor is responsible for periodically rebalancing the portfolios, the timing and degree of which will be determined by the Advisor based on the amount of deviation from pre-established target allocation ranges and the Advisor’s assessment of market conditions and investment opportunities available to each sub-advisor. The Advisor monitors the individual portfolios managed by the sub-advisors to ensure that the overall portfolio does not include any unintentional over-weights to sectors, industries or individual securities. Under normal conditions, each sub-advisor manages a portion of the Small Company Fund’s assets by independently managing a portfolio typically composed of between 15 and 30 stocks (resulting in total Small Company Fund holdings of 30 to 60 different stocks). The target allocations to each sub-adviser are indicated in the following table:

Sub-Advisor	Target Asset Allocation	Investment Style
Polen Capital Management, LLC	50%	Growth
Segall Bryant & Hamill, LLC	50%	Value

The Small Company Fund may invest up to 15% its net assets in the securities of foreign companies, including those located in emerging markets. iM Global defines an emerging market country as any country that is included in the MSCI Emerging Markets Index.

As used in this Prospectus, iM Global defines a “Small-Cap Company” as one whose market capitalization is within the range of the market capitalizations of companies in the Russell 2000 Index. As of December 31, 2023, the range of market capitalization of the companies in the Russell 2000 Index was from approximately $16.95 million to $15.87 billion.

Though the primary capitalization focus of the Small Company Fund is in the small-cap sector, iM Global does not believe that small-cap investors should be forced to sell a stock that appreciates beyond the upper thresholds of the small-cap range if a manager continues to maintain a high level of conviction with respect to the holding. This has been a problem with many small-cap funds, as they have, at times, been forced to sell some of their most compelling holdings. Overall, iM Global expects the majority of the Small Company Fund’s holdings at any point in time to meet the definition of a Small-Cap Company; however, the Small Company Fund will not be required to sell any company if its market capitalization grows and exceeds the market capitalization of the largest company in the Russell 2000 Index.

Generally, a security may be sold: (1) if the sub-advisor believes the security is overvalued; (2) if the sub-advisor’s view of the business fundamentals or management of the underlying company changes; (3) if a more attractive investment opportunity is found; (4) if general market conditions trigger a change in the sub-advisor’s assessment criteria; or (5) for other portfolio management reasons. The Small Company Fund’s investment manager may trade its portfolio frequently.

The changes to the Fund’s name and principal investment strategies described above will take effect on or about April 29, 2024, subject to review and effectiveness of an amendment to the registration statement for Litman Gregory Funds Trust with respect to the Fund. The description of the changes provided above is subject to change.

Please keep this Supplement with your Prospectus and Statement of Additional Information.